UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

INDEPENDENT BANK CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ADDITIONAL INFORMATION REGARDING THE
2020 ANNUAL SHAREHOLDER MEETING TO BE HELD ON
MAY 21, 2020

The following Notice of Change of Location relates to the proxy statement of Independent Bank Corp. (the “Company”), dated April 3, 2020 (the “Proxy Statement”). The notice is being made available to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Shareholder Meeting (the “Annual Meeting”). The Annual Meeting will be held on Thursday, May 21, 2020 at 12:00 p.m., Eastern Time. This supplement is being filed with the Securities and Exchange Commission and is being made available to shareholders on the website of our wholly owned bank subsidiary, Rockland Trust Company, at http://www.rocklandtrust.com on or about April 24, 2020.

All references in the Proxy Statement and related proxy materials to the previously scheduled location of the meeting are superseded and replaced by the information contained in the following Notice.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

NOTICE OF CHANGE OF LOCATION
OF ANNUAL SHAREHOLDER MEETING TO BE HELD ON MAY 21, 2020

FOR IMMEDIATE RELEASE

Independent Bank Corp. Changes its Annual Shareholder Meeting to a Virtual Only Format

ROCKLAND, Mass. (April 24, 2020) - Independent Bank Corp. (Nasdaq Global Select Market: INDB) (the “Company”), parent of Rockland Trust Company, today announced a change in the location of the 2020 Annual Meeting of Shareholders. Due to the public health and safety concerns related to the novel coronavirus (COVID-19) pandemic, the 2020 Annual Meeting will be held solely by remote communication, in a virtual only audio webcast format. There will be no physical location for the meeting. The previously announced date and time of the meeting, Thursday, May 21, 2020 at 12:00 p.m., Eastern Time has not changed. Online access to the meeting will begin at 11:45 a.m., Eastern Time.

At this time, the Company intends to return to an in-person Annual Meeting format in 2021.

The Notice of Internet Availability of Proxy Materials and the proxy card or voting instructions previously distributed will not be updated to reflect the change in location. The proxy card or voting instructions may continue to be used to vote shares in connection with the Annual Meeting.

Attending the Virtual Annual Meeting

Shareholder of Record: If you were a shareholder of record as of the close of business on March 27, 2020, you may attend the Annual Meeting by accessing http://www.meetingcenter.io/240260842 and entering the 15-digit control number which can be found on the proxy card or Notice of Internet Availability of Proxy Materials you previously received. If prompted for an additional code or password, please enter: INDB2020. If you do not have your proxy card or Notice of Internet Availability of Proxy Materials, please contact Computershare at 1-877-373-6374. If you are unsure if you were a shareholder of record as of the record date, please contact Computershare for assistance in making that determination at the same phone number.

Beneficial Owner: If you were a beneficial owner of shares of our common stock held in “street name” as of the close of business on March 27, 2020, to attend the meeting, you will need to obtain a legal proxy from your bank, broker or other nominee. You should contact your bank, broker or other nominee for instructions regarding how to obtain a legal proxy. You must submit the legal proxy to Computershare in advance of the Annual Meeting and obtain a control number from Computershare that will enable you to register to attend the meeting. Once you have received a legal proxy from your bank, broker or other nominee, you should submit it, along with your name and email address, to Computershare at legalproxy@computershare.com. Email requests for registration should be labeled as “Legal Proxy” and be sent to Computershare by 5:00 p.m., Eastern Time, on May 15, 2020. You will receive a confirmation email from Computershare with a 15-digit control number. At the time of the Annual Meeting, you should go to http://www.meetingcenter.io/240260842 and enter your control number. If prompted for an additional code or password, enter: INDB2020. If you need assistance obtaining a legal proxy from your bank, broker or other nominee, please contact our proxy solicitor Georgeson LLC at 1-888-613-9988.

Submitting Questions During the Meeting

If you are a shareholder of record or a beneficial owner that has received a legal proxy and registered to attend the meeting as described above, you may submit questions during the Annual Meeting by accessing the meeting center at http://www.meetingcenter.io/240260842, entering your 15-digit control number and the Annual Meeting password INDB2020, and clicking on the message icon in the upper right-hand corner of the page. To return to the main page, click the “I” icon at the top of the screen.

Voting Shares

Whether or not you plan to attend the Annual Meeting, we urge you to vote in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting. The Notice of Internet Availability of Proxy Materials and the proxy card or voting instruction form included with the proxy materials previously distributed may continue to be used to vote shares in connection with the Annual Meeting. Shareholders who log into the virtual meeting following the instructions above will be able to vote their shares electronically during the Annual Meeting by clicking on the “Cast Your Vote” link on the meeting center site.

If You Need Assistance

Technical assistance will be available during the Annual Meeting by clicking on “Technical Support” on the meeting center site. If you have any questions about the Proxy Statement, this Notice or the Annual Meeting, or if you need assistance with voting procedures, including casting or changing your vote, please contact:

Ms. Meagan Silva
Investor Relations Contact
Independent Bank Corp.
288 Union Street
Rockland, MA 02370
Direct Line: (781) 982-6737
Toll Free: (800) 222-2299
Meagan.Silva@rocklandtrust.com

Shareholder List

Beginning 15 minutes prior to, and during, the Annual Meeting, a list of shareholders of record will be available for viewing by shareholders admitted to the meeting for any purpose germane to the meeting at http://www.meetingcenter.io/240260842. To access such list of shareholders of record beginning April 24, 2020 and until the meeting, shareholders should contact Investor Relations by e-mail to Meagan.Silva@rocklandtrust.com. Shareholders submitting any such request will be asked to include the 15-digit control number found on their Notice of Internet Availability or proxy card.

About Independent Bank Corp.

Independent Bank Corp. (NASDAQ Global Select Market: INDB) is the holding company for Rockland Trust Company, a full-service commercial bank headquartered in Massachusetts. Continually recognized for its impressive financial performance and its outstanding culture for employees and customers alike, the bank is dedicated to giving back to the communities it serves through programs such as financial literacy. Rockland Trust offers a wide range of banking, investment, and insurance services. The bank serves businesses and individuals through approximately 100 retail branches, commercial and residential lending centers, and investment management offices in Eastern Massachusetts, including Greater Boston, the South Shore, the Cape and Islands, as well as in Worcester County and Rhode Island. Rockland Trust also offers a full suite of mobile and online banking services. Rockland Trust is an FDIC member and an Equal Housing Lender. To find out why Rockland Trust is the bank “Where Each Relationship Matters®”, please visit us at www.RocklandTrust.com.

Contacts:

Chris Oddleifson
President and
Chief Executive Officer
(781) 982-6660

Mark J. Ruggiero
Chief Financial Officer
(781) 982-6281